UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant   ☒

Filed by a Party other than the Registrant   ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Atlantic Coastal Acquisition Corp. II

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

ATLANTIC COASTAL ACQUISITION CORP. II

6 St Johns Lane, Floor 5

New York, NY 10013

SUPPLEMENT TO PROXY STATEMENT FOR

THE SPECIAL MEETING OF STOCKHOLDERS

To Be Held December 15, 2023

Explanatory Note

On December 1, 2023, Atlantic Coastal Acquisition Corp. II, which we refer to as “we,” “us,” “our,” “ACAB” or the “Company,” filed a definitive proxy statement, which we refer to as the “Proxy Statement,” for a special meeting, which we refer to as the “Special Meeting,” of stockholders of the Company to be held at 3:00 p.m. Eastern Time on December 15, 2023. This supplement, which we refer to as this “Supplement,” to the Proxy Statement supplements the Proxy Statement as filed and should be read in conjunction with the Proxy Statement and any other additional proxy materials we have filed.

The purpose of this Supplement is to correct typographical errors with respect to (i) the proposed extension to the date by which we must consummate a business combination, cease our operations, or redeem our public stock, which we refer to as the “Extended Date;” and (ii) the number of additional monthly extensions to the Extended Date that our board of directors, which we refer to as the “Board,” may approve without another stockholder vote, each of which we refer to as an “Additional Charter Extension Date.” The Extended Date is March 19, 2024, and the Board may approve up to six Additional Charter Extension Dates such that latest possible Additional Charter Extension Date is September 19, 2024.

THIS SUPPLEMENT SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT.

EXCEPT AS SPECIFICALLY SUPPLEMENTED BY THE INFORMATION CONTAINED HEREIN, THIS

SUPPLEMENT DOES NOT MODIFY ANY OTHER INFORMATION SET FORTH IN THE PROXY STATEMENT.

This Supplement supplements and updates the disclosures in the Proxy Statement as follows:

•	All references in the Proxy Statement to “February 19, 2024” are replaced with “March 19, 2024,” and all references in the Proxy Statement to “August 19, 2024” are replaced with “September 19, 2024.”

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For the avoidance of doubt, the foregoing updates apply to the proxy card included in the Proxy Statement, which we refer to as the “Proxy Card.” The entirety of the revised Proxy Card is reproduced below:

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ATLANTIC COASTAL ACQUISITION CORP. II

6 St Johns Lane, Floor 5

New York, NY 10013

SPECIAL MEETING OF STOCKHOLDERS

December 15, 2023

YOUR VOTE IS IMPORTANT

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 15, 2023

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated December 1, 2023, in connection with the special meeting to be held at 3:00 p.m. Eastern Time on December 15, 2023 as a virtual meeting (the “Special Meeting”) for the sole purpose of considering and voting upon the following proposals, and hereby appoints Shahraab Ahmad and Jason Chryssicas (with full power to act alone), the attorneys and proxies of the undersigned, with full power of substitution to each, to vote all shares of the common stock of the Company registered in the name provided, which the undersigned is entitled to vote at the Special Meeting and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in the accompanying Proxy Statement.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE CHARTER AMENDMENT PROPOSAL (PROPOSAL 1), AND “FOR” THE ADJOURNMENT PROPOSAL (PROPOSAL 2), IF PRESENTED.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL PROPOSALS.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on December 15, 2023: This notice of meeting and the accompanying proxy statement are available at https://www.cstproxy.com/atlanticcoastalacquisitionii/sm2023.

Proposal 1 — Charter Amendment Proposal	FOR	AGAINST	ABSTAIN

Amend the Company’s amended and restated certificate of incorporation as amended by the first amendment to the amended and restated certificate of incorporation to extend the date (the “Termination Date”) by which the Company has to complete a business combination from December 19, 2023 (the “Original Termination Date”) to March 19, 2024 (the “Extended Date) or such earlier date as determined by the Board of Directors and to allow the Company, without another vote, to elect to extend the Termination Date to consummate an initial business combination on a monthly basis for up to six times by an additional one month each time after the Extended Date, by resolution of the Company’s board of directors, if requested by Atlantic Coastal Acquisition Management II LLC, a Delaware limited liability company, and upon five days’ advance notice prior to the applicable Termination Date, until September 19, 2024 or a total of up to nine months after the Original Termination Date which we refer to as the “Charter Amendment Proposal.”	☐	☐	☐

Proposal 2 — Adjournment Proposal	FOR	AGAINST	ABSTAIN

Approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Charter Amendment Proposal, which we refer to as the “Adjournment Proposal.”	☐	☐	☐

Dated: , 2023

Stockholder’s Signature

(Stockholder’s Signature if held Jointly)

Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL SET FORTH IN PROPOSAL 1, AND “FOR” THE PROPOSAL SET FORTH IN PROPOSAL 2, IF SUCH PROPOSAL IS PRESENTED AT THE SPECIAL MEETING. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.

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Other than the changes described in this Supplement, the terms in the Proxy Statement remain as described.

Important Information

There are no changes to the proposals to be acted upon at the Special Meeting, which are described in the Proxy Statement, or the proxy card you previously received. Except as amended or supplemented by the information contained in this Supplement, all information set forth in the Proxy Statement continues to apply and should be considered in voting your shares.

This Supplement and the Proxy Statement are available on the SEC’s website at www.sec.gov.

Whether or not you intend to be present at the Special Meeting of Stockholders, we urge you to vote or submit your proxy promptly.

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